EXHIBIT 32.1

INFORMATION ARCHITECTS CORPORATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Information Architects Corporation (the Company) on Form 10-KSB for the period ended December 31, 2005 as filed with the U.S. Securities and Exchange Commission on the date hereof (the Report), I, Todd K. Morgan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Information Architects Corporation and will be retained by Information Architects Corporation and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

Date: June 14, 2005

BY: /s/ Todd K. Morgan

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Todd K. Morgan

Chief Executive Officer